SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 28, 2007
MARINEMAX, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-14173	59-3496957

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
18167 U.S. Highway 19 North, Suite 300
Clearwater, Florida 33764

(Address of Principal Executive Office) (Zip Code)
Registrant’s telephone number, including area code: (727) 531-1700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.22
EX-10.23
EX-10.24

MARINEMAX, INC.
FORM 8-K
CURRENT REPORT
Item 1.01. Entry into a Material Definitive Agreement.
     At the Annual Meeting of Stockholders held on February 28, 2007, our stockholders approved the 2007 Incentive Compensation Plan (the “2007 Plan”). The full text of the 2007 Plan is included as Exhibit 10.22 to this Form 8-K. The form option agreement and restricted stock unit award agreement are included as Exhibits 10.23 and 10.24, respectively, to this Form 8-K.
Purpose
     The 2007 Plan is designed to attract, motivate, retain, and reward our executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.
Awards
     The terms of the 2007 Plan provide for the grant of stock options, stock appreciation rights, restricted stock, stock units, bonus stock, dividend equivalents, other stock related awards, and performance awards that may be settled in cash, stock, or other property.
Shares available for awards
     The total number of shares of our common stock that may be subject to awards under the 2007 Plan is equal to 1,000,000 shares, plus (i) any shares available for issuance and not subject to an award under the 1998 Incentive Stock Plan (the “1998 Plan”), (ii) the number of shares with respect to which awards granted under the 2007 Plan and the 1998 Plan terminate without the issuance of the shares or where the shares are forfeited or repurchased; (iii) with respect to awards granted under the 2007 Plan and the 1998 Plan, the number of shares which are not issued as a result of the award being settled for cash or otherwise not issued in connection with the exercise or payment of the award; and (iv) the number of shares that are surrendered or withheld in payment of the exercise price of any award or any tax withholding requirements in connection with any award granted under the 2007 Plan and the 1998 Plan.
Limitations on awards
     The 2007 Plan imposes individual limitations on certain awards, in part to comply with Section 162(m) of the Internal Revenue Code of 1986. Under these limitations, no more than 50% of the total number of shares of our common stock reserved for issuance under the 2007 Plan may be granted to an individual during any fiscal year pursuant to awards granted under the 2007 Plan. The maximum amount that may be payable to any one participant as a performance award (payable in cash) is $5,000,000 per calendar year.

     No outstanding options may be repriced without stockholder approval (that is, we cannot amend an outstanding option to lower the exercise price or exchange an outstanding option for a new option with a lower exercise price). In addition, the 2007 Plan prohibits us from exchanging an outstanding option with an exercise above the then current fair market value of our common stock for cash, other awards, or other property.
Capitalization adjustments
     In the event that a stock dividend, forward or reverse split, merger, consolidation, combination, or other similar corporate transaction or event affects our common stock, then the plan administrator will substitute, exchange, or adjust any or all of the following in a manner that precludes the enlargement or dilution of rights and benefits: (1) the kind and number of shares available under the 2007 Plan, (2) the kind and number of shares subject to limitations on awards described in the preceding paragraph, (3) the kind and number of shares subject to all outstanding awards, (4) the exercise price, grant price, or purchase price relating to any award, and (5) any other affected terms of awards.
     In the event that a dividend or other distribution (whether in cash or other property, but excluding a stock dividend), recapitalization, reorganization, spin-off, repurchase, share exchange, liquidation, dissolution, or other similar corporate transaction or event affects our common stock or our other securities or the securities of any other issuer, so that an adjustment, substitution, or exchange is determined to be appropriate by the plan administrator, then the plan administrator is authorized to adjust any or all of the following as the plan administrator deems appropriate: (1) the kind and number of shares available under the 2007 Plan, (2) the kind and number of shares subject to limitations on awards described in the preceding paragraph, (3) the kind and number of shares subject to all outstanding awards, (4) the exercise price, grant price, or purchase price relating to any award, and (5) any other affected terms of awards.
Eligibility
     The persons eligible to receive awards under the 2007 Plan consist of officers, directors, employees, and independent contractors. However, incentive stock options may be granted under the 2007 Plan only to our employees, including our officers who are employees.
Administration
     Our board of directors will administer the 2007 Plan unless it delegates administration of the 2007 Plan to one or more committees of our board of directors. Together, our board of directors and any committee(s) delegated to administer the 2007 Plan are referred to as the plan administrator. If a committee is delegated to administer the 2007 Plan, then the committee members may be “non-employee directors” as defined by Rule 16b-3 of the Securities Exchange Act, “outside directors” for purposes of Section 162(m), and independent as defined by the New York Stock Exchange or any other national securities exchange on which any of our securities may be listed for trading in the future. Subject to the terms of the 2007 Plan, the plan administrator is authorized to select eligible persons to receive awards, determine the type and number of awards to be granted and the number of shares of our common stock to which awards will relate, specify times at which awards will be exercisable or may be settled (including performance conditions that may be required as a condition thereof), set other terms and conditions of awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2007 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2007 Plan. The plan administrator may amend the terms of outstanding awards, in its discretion. Any amendment that adversely affects the rights of the award recipient, however, must receive the approval of such recipient.
Stock options and stock appreciation rights
     The plan administrator is authorized to grant stock options, including both incentive stock options and non-qualified stock options. In addition, the plan administrator is authorized to grant stock appreciation rights, which entitle the participant to receive the appreciation of our common stock between the grant date and the exercise date of the stock appreciation right. The plan administrator determines the exercise price per share subject to an option and the grant price of a stock appreciation right; however, the per share exercise price of an option or stock appreciation right must not be less than the fair market value of a share of common stock on the grant date. The plan administrator generally will fix the maximum term of each option or stock appreciation right, the times at which each stock option or stock appreciation right will be exercisable, and provisions requiring forfeiture of unexercised stock options or stock appreciation rights at or following termination of employment or service, except that no incentive stock option may have a term exceeding ten years. Stock options may be exercised by payment of the exercise price in any form of legal consideration specified by the plan administrator, including cash, shares (including cancellation of a portion of the shares subject to the award), outstanding awards, or other property having a fair market value equal to the exercise price. Options may also be exercisable in connection with a broker-assisted sales transaction (a “cashless exercise”) as determined by the plan administrator. The plan administrator determines methods of exercise and settlement and other terms of the stock appreciation rights.
Restricted stock and stock units
     The plan administrator is authorized to grant restricted stock and stock units. Restricted stock is a grant of shares of common stock, which may not be sold or disposed of and which may be forfeited in the event of certain terminations of employment or service prior to the end of a restricted period specified by the plan administrator. A participant granted restricted stock generally has all of the rights of one of our stockholders, unless otherwise determined by the plan administrator. An award of a stock unit confers upon a participant the right to receive shares of common stock at the end of a specified period and may be subject to possible forfeiture of the award in the event of certain terminations of employment prior to the end of a specified period. Prior to settlement, an award of a stock unit carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below. The plan administrator determines all of the terms of the restricted stock and stock units awards subject to the terms of the 2007 Plan.
Dividend equivalents
     The plan administrator is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock,

other awards, or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the plan administrator. Currently, there are no outstanding dividend equivalent awards, either with other outstanding awards under any of our incentive compensation plans or as stand alone awards. The plan administrator determines all of the terms of the dividend equivalent awards subject to the terms of the 2007 Plan.
Bonus stock and awards in lieu of cash obligations
     The plan administrator is authorized to grant shares of common stock as a bonus free of restrictions for services performed for us or to grant shares of common stock or other awards in lieu of our obligations to pay cash under the 2007 Plan or other plans or compensatory arrangements, subject to such terms as the plan administrator may specify.
Other stock based awards
     The plan administrator is authorized to grant awards under the 2007 Plan that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock. Such awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of common stock, purchase rights for shares of common stock, awards with value and payment contingent upon our performance or any other factors designated by the plan administrator, and awards valued by reference to the book value of shares of our common stock or the value of securities of or the performance of specified subsidiaries or business units. The plan administrator determines the terms and conditions of such awards.
Performance awards
     The right of a participant to exercise or receive a grant or settlement of an award, and the timing thereof, may be subject to such performance conditions, including subjective individual goals, as may be specified by the plan administrator. In addition, the 2007 Plan authorizes specific performance awards, which represent a conditional right to receive cash, shares of our common stock, or other awards upon achievement of certain pre-established performance goals and subjective individual goals during a specified fiscal year. Performance awards granted to persons whom the plan administrator expects will, for the year in which a deduction arises, be “covered employees” (as defined below) may, if and to the extent intended by the plan administrator, be subject to provisions that should qualify such awards as “performance based” compensation not subject to the limitation on the tax deductibility by us under Section 162(m). For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year pursuant to federal securities laws. If and to the extent required under Section 162(m), any power or authority relating to a performance award intended to qualify under Section 162(m) is to be exercised by a committee which will qualify under Section 162(m), rather than our board of directors.

     Subject to the requirements of the 2007 Plan, the plan administrator will determine performance award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions, and the form of settlement. One or more of the following business criteria based on our consolidated financial statements, and/or those of its affiliates, or for its business units (except with respect to the total shareholder return and earnings per share criteria), will be used by the plan administrator in establishing performance goals for performance awards designed to comply with the performance-based compensation exception to Section 162(m): (1) earnings per share; (2) revenues or gross margins; (3) cash flow; (4) operating margin; (5) return on net assets, investment, capital, or equity; (6) economic value added; (7) direct contribution; (8) net income; pretax earnings; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings after interest expense and before extraordinary or special items; operating income; income before interest income or expense, unusual items and income taxes, local, state or federal and excluding budgeted and actual bonuses which might be paid under any of our ongoing bonus plans; (9) working capital; (10) management of fixed costs or variable costs; (11) identification or consummation of investment opportunities or completion of specified projects in accordance with corporate business plans, including strategic mergers, acquisitions or divestitures; (12) total stockholder return; and (13) debt reduction. For covered employees, the performance goals and the determination of their achievement shall be made in accordance with Section 162(m). The plan administrator is authorized to adjust performance conditions and other terms of awards in response to unusual or nonrecurring events, or in response to changes in applicable laws, regulations, or accounting principles.
Other terms of awards
     Awards may be settled in the form of cash, shares of our common stock, other awards, or other property in the discretion of the plan administrator. Awards under the 2007 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The plan administrator may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the plan administrator may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains, and losses based on deemed investment of deferred amounts in specified investment vehicles. The plan administrator is authorized to place cash, shares of our common stock, or other property in trusts or make other arrangements to provide for payment of our obligations under the 2007 Plan. The plan administrator may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of our common stock or other property to be distributed will be withheld (or previously acquired shares of our common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2007 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the plan administrator may, in its discretion, permit transfers of awards subject to any applicable legal restrictions.

Acceleration of vesting; change in control
     The plan administrator, in its discretion, may accelerate the vesting, exercisability, lapsing of restrictions, or expiration of deferral of any award, including if we undergo a “change in control,” as defined in the 2007 Plan and all awards shall become fully vested, exercisable and all restrictions shall lapse upon a change in control that is not approved by our board of directors. In addition, the plan administrator may provide that the performance goals relating to any performance-based award will be deemed to have been met upon the occurrence of any change in control. The award agreement may provide for the vesting of an award upon a change of control, including vesting if a participant is terminated by us or our successor without “cause” or terminates for “good reason” as defined in the 2007 Plan.
     To the extent we undergo a corporate transaction (as defined in the 2007 Plan), the 2007 Plan provides that outstanding awards may be assumed, substituted for, or continued in accordance with their terms. If the awards are not assumed, substituted for, or continued, to the extent applicable, such awards will terminate immediately prior to the close of the corporate transaction. The plan administrator may, in its discretion, either cancel the outstanding awards in exchange for a cash payment or vest all or part of the awards contingent on the corporate transaction. With respect to a corporate transaction which is not a change in control, awards under the 2007 Plan must be assumed, continued, or substituted for.
Amendment and termination
     Our board of directors may amend, alter, suspend, discontinue, or terminate the 2007 Plan or the plan administrator’s authority to grant awards without further stockholder approval, except stockholder approval will be obtained for any amendment or alteration if such approval is deemed necessary and advisable by our board of directors or any amendment for which stockholder approval is required by law or the primary stock exchange on which our common stock trades. Unless earlier terminated by our board of directors, the 2007 Plan will terminate on the earlier of (1) ten years after the later of (a) the adoption by our board of directors of the 2007 Plan and (b) the approval of an increase in the number of shares reserved under the 2007 Plan by our board of directors (contingent upon such increase being approved by our stockholders) and (2) such time as no shares of our common stock remain available for issuance under the 2007 Plan and no further rights or obligations with respect to outstanding awards are outstanding under the 2007 Plan. Amendments to the 2007 Plan or any award require the consent of the affected participant if the amendment has a material adverse effect on the participant.
Federal income tax consequences of awards
     The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2007 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options
     Generally, there is no taxation upon the grant of a nonqualified stock option if the option is granted with an exercise price per share equal to the fair market value of the underlying stock on the grant date. On exercise (including upon a broker-assisted or “cashless” exercise), an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock received over the exercise price paid. If the optionee is our employee or an employee of one of our affiliates, that income will be subject to employment taxes and withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date.
     Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.
Incentive Stock Options
     The 2007 Plan provides for the grant of stock options that qualify as “incentive stock options,” (which are referred to as ISOs), as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, (which is referred to as the Required Holding Period), the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
     If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period (which is referred to as a Disqualifying Disposition), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
     For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.
     We are not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period. If there is a Disqualifying Disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) and provided that amount is reasonable, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Stock Awards
     Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. Where no amount is paid for the stock, then the full fair market value of the stock received is ordinary compensation income to the recipient. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock. If the recipient makes an election to be taxed at grant and the value of the stock at sale is less than the value of the stock at grant, there is no recovery or deduction for the taxes paid at grant. If the recipient is our employee or an employee of one of our affiliates, any income recognized will be subject to employment taxes and withholding tax.
     The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
     Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Stock Appreciation Rights
     We may grant stock appreciation rights separate from any other award, (which is referred to as stand-alone stock appreciation rights), or in tandem with options, (which is referred to as tandem stock appreciation rights), under the 2007 Plan.
     With respect to stand-alone stock appreciation rights, where the rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date and where the recipient may only receive the appreciation inherent in the stock appreciation rights in shares of our common stock, the recipient will recognize ordinary compensation income equal to the fair market value of the stock on the day the right is exercised and the shares of our common stock are delivered. If the recipient may receive the appreciation inherent in the stock appreciation rights in cash and the stock appreciation right has been structured to conform to the requirements of Section 409A of the Code, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.
     We have not granted and do not plan to grant any tandem stock appreciation rights, due to the adverse tax consequences of such awards under Section 409A of the Code.
     Subject to the requirement of reasonableness, the provisions of Section 162(m), and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.
Stock Units
     Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will not recognize any income at grant and will recognize ordinary compensation income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may only be delivered upon one of the following events: a fixed calendar date, separation from service, death, disability, or a change of control. If delivery occurs on another date, unless the stock units qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, there will be an additional twenty percent excise tax and interest on any taxes owed.
     The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.
     Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Dividend Equivalents
     Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of any payments received under the dividend equivalent award. Subject to the requirement of reasonableness, the provisions of Section 162(m) and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the dividend equivalent.

Section 162 Limitations
     Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock awards, when combined with all other types of compensation received by a covered employee from us, may cause this limitation to be exceeded in any particular year. For purposes of Section 162(m), the term “covered employee” means our chief executive officer and our four highest compensated officers as of the end of a taxable year as disclosed in our SEC filings.
     Certain kinds of compensation, including qualified “performance-based” compensation, are disregarded for purposes of the Section 162(m) deduction limitation. In accordance with Treasury regulations issued under Section 162(m), compensation attributable to certain stock awards will qualify as performance-based compensation if the award is granted by a committee of our board of directors consisting solely of “outside directors” and the stock award is granted (or exercisable) only upon the achievement (as certified in writing by the committee) of an objective performance goal established in writing by the committee while the outcome is substantially uncertain, and the material terms of the 2007 Plan under which the award is granted is approved by stockholders. A stock option or stock appreciation right may be considered “performance-based” compensation as described in the previous sentence or by meeting the following requirements: the incentive compensation plan contains a per-employee limitation on the number of shares for which stock options and stock appreciation rights may be granted during a specified period, the material terms of the plan are approved by the shareholders, and the exercise price of the option or right is no less than the fair market value of the stock on the date of grant.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     For personal reasons, Robert D. Basham decided not to serve as a member of our Board of Directors beyond the Annual Meeting of Stockholders held on February 28, 2007, and he resigned as of such date.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

10.22	MarineMax, Inc. 2007 Incentive Compensation Plan

10.23	Form Stock Option Agreement for 2007 Incentive Compensation Plan

10.24	Form Restricted Stock Unit Award Agreement for 2007 Incentive Compensation Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2007	MARINEMAX, INC.
	By:	/s/ Michael H. McLamb
Michael H. McLamb
Executive Vice President, Chief Financial Officer, and Secretary

EXHIBIT INDEX

Exhibit
Number	Description

10.22	MarineMax, Inc. 2007 Incentive Compensation Plan

10.23	Form Stock Option Agreement for 2007 Incentive Compensation Plan

10.24	Form Restricted Stock Unit Award Agreement for 2007 Incentive Compensation Plan